SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:

June 10, 2004
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

288 UNION ST., ROCKLAND, MA
(Address of Principal Executive Offices)

02370
(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.
SIGNATURE
EX-99.1 PRESS RELEASE DATED JUNE 10, 2004

ITEM 5. OTHER EVENTS. Attached as exhibit 99.1 hereto is a copy of a press release regarding dividends declared by Independent Bank Corp. which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: June 10, 2004	BY:	/s/ Denis K. Sheahan

DENIS K. SHEAHAN
CHIEF FINANCIAL OFFICER AND TREASURER